                                                                  Exhibit 10.1.5

                           FOURTH AMENDMENT TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------

     This Fourth Amendment to Second Amended and Restated Credit Agreement (this "Fourth Amendment") is entered into effective as of the Effective Date (as
 ----------------
hereinafter defined), by and among Patina Oil & Gas Corporation, a Delaware corporation ("Borrower"), The Chase Manhattan Bank, successor by merger to Chase
              --------
Bank of Texas, National Association, as Administrative Agent ("Administrative
                                                               --------------
Agent"), and the financial institutions parties hereto as Banks (individually a
-----
"Bank" and collectively "Banks").
 ----                    -----

                               W I T N E S E T H:
                               ------------------

     WHEREAS, Borrower, Administrative Agent and Banks are parties to that certain Second Amended and Restated Credit Agreement dated as of July 15, 1999 (as amended, the "Credit Agreement") (unless otherwise defined herein, all terms
                  ----------------
used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement, Banks have made a revolving credit loan to Borrower; and

     WHEREAS, Borrower has requested that Banks (i) amend certain terms of the Credit Agreement in certain respects, (ii) consent to certain transactions more particularly described herein, and (iii) establish a Borrowing Base of $200,000,000 to be effective as of November 1, 2000 and continuing until the next Determination thereafter; and

     WHEREAS, subject to the terms and conditions herein contained, Banks have agreed to Borrower's requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and each Bank hereby agree as follows:

     SECTION 1.  Amendments.  In reliance on the representations, warranties,
     ----------  ----------
covenants and agreements contained in this Fourth Amendment, and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended effective as of November 22, 2000 (which date shall be referred to herein as the "Effective Date") in the manner provided in this Section 1.
 --------------                                  ---------

     1.1. Amendment to Definitions.  The definitions of "Administrative Agent,"
          ------------------------                       --------------------
"Chase," "Loan Papers" and "Permitted Investments" contained in Section 2.1 of
 -----    -----------       ---------------------
the Credit Agreement are amended to read in full as follows:

     "Administrative Agent" means The Chase Manhattan Bank, successor-by-merger
      --------------------
to Chase Bank of Texas, National Association, in its capacity as Administrative Agent for Banks hereunder or any successor thereto.

     "Chase" means The Chase Manhattan Bank, successor-by-merger to Chase Bank
      -----
of Texas, National Association, in its capacity as a Bank.

     "Loan Papers" means this Agreement, the First Amendment, the Second
      -----------
Amendment, the Third Amendment, the Fourth Amendment, the Notes, each Restricted Subsidiary Guarantee now or hereafter executed, each Restricted Subsidiary Pledge Agreement now or hereafter executed, all Mortgages now or at any time hereafter delivered pursuant to Section 6.1, the Collateral Assignment, the
                                -----------
Collateral Assignment of Loan, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

     "Permitted Investment" means, with respect to Borrower or any Restricted
      --------------------
Subsidiary, (a) readily marketable direct obligations of the United States of America, (b) fully insured time deposits and certificates of deposit with maturities of one (1) year or less of any commercial bank operating in the United States having capital and surplus in excess of $50,000,000.00, (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest ratings categories of Standard and Poor's Corporation or Moody's Investors Service, (d) any reverse repurchase agreement entered into with a commercial bank meeting the criteria described in clause (b) preceding which is secured by a fully-perfected security interest in a security of the type described in clauses (a) through (c) preceding and which security has a market value at the time such reverse repurchase agreement is entered into of not less than 100% of the obligation of such commercial bank under such reverse repurchase agreement, (e) Investments by Borrower and its Restricted Subsidiaries in Borrower or Restricted Subsidiaries of Borrower, (f) Investments outstanding as of the Closing Date described on Schedule 2 hereof, (g) the Elysium Equity Investment, (h) the Elysium Loan (provided that the Investments described in clause (g) and this clause (h) do not exceed an aggregate amount greater than $81,000,000), and (i) Investments by Borrower and its Restricted Subsidiaries which when made, together with all other Investments made pursuant to this clause (i) do not exceed an amount (measured at cost) greater than five percent (5%) of the Borrowing Base then in effect.

     1.2. Additional Definitions.  Section 2.1 of the Credit Agreement shall be
          ----------------------
amended to add the following definitions to such Section:

     "Collateral Assignment of Loan" means that certain Collateral Assignment of
      -----------------------------
Loan and Security Therefor to be entered into among Elysium, Borrower and Administrative Agent, in form and substance acceptable to Administrative Agent, pursuant to which all of Borrower's right, title and interest in and to the Elysium Credit Agreement, the Elysium Note, and the Elysium Loan Documents, and all Liens serving the Elysium Loan, shall be assigned to Administrative Agent for the ratable benefit of Banks to secure the Obligations.

     "Elysium" means Elysium Energy, L.L.C., a New York limited liability
      -------
company.

     "Elysium Credit Agreement" means that certain Credit Agreement dated as of
      ------------------------
November 28, 2000, by and between Borrower and Elysium, pursuant to which Borrower agreed to provide a credit facility to Elysium in the maximum original principal amount of $60,000,000.

     "Elysium Equity Investment" means the investment by Borrower of an amount
      -------------------------
not greater than $21,000,000 to purchase fifty percent (50%) of the ownership interests of Elysium.

     "Elysium Equity Investment Documents" means all agreements, conveyances,
      -----------------------------------
certificates and other documents and instruments now or hereafter executed and delivered by or between Borrower and Elysium in connection with the Elysium Equity Investment Transactions.

     "Elysium Equity Investment Transactions" means the transactions to occur
      --------------------------------------
pursuant to the Elysium Equity Investment Documents, including, without limitation, the completion of the Elysium Equity Investment.

     "Elysium Loan" means the revolving credit loan evidenced by the Elysium
      ------------
Credit Agreement and the Elysium Note which shall in no event exceed a maximum principal amount of $60,000,000.

     "Elysium Loan Documents" means the Elysium Credit Agreement, the Elysium
      ----------------------
Note and all other "Loan Papers" as defined in the Elysium Credit Agreement, as the foregoing may be amended from time to time to the extent permitted hereunder.

     "Elysium Note" means that certain Non-Recourse Note dated November 28,
      ------------
2000, executed by Elysium and payable to Borrower in the original principal amount of $60,000,000.

     "Fourth Amendment" means the Fourth Amendment to Second Amended and
      ----------------
Restated Credit Agreement dated as of November 22, 2000, entered into by and among Borrower, Administrative Agent and Banks.

     1.3. Amendment to Material Documents. Section 10.6 of the Credit Agreement is amended to read in full as follows:

     "SECTION 10.6. Amendment to Material Documents.  Borrower will not, nor
                    -------------------------------
will Borrower permit any of its Restricted Subsidiaries to, enter into any material modification or amendment of, grant any material consent under, or waive any material right or obligation of any Person under (a) its certificate or articles of incorporation, bylaws, partnership agreement, regulations or other organizational documents, or (b) any Elysium Loan Document."

     SECTION 2.     Consent and Waiver.  Borrower has requested that Banks (i)
     ----------     ------------------
consent to (a) the Elysium Equity Investment Transactions, and (b) the making by Borrower of the Elysium Loan (as all such terms in clauses (a) and (b) are defined in the Credit Agreement as amended by this Fourth Amendment), and (ii) waive any provision of the Credit Agreement and the other Loan Papers which prohibit such transactions.

     In reliance on the representations, warranties, covenants and agreements contained in the Credit Agreement and this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, Banks
                                                      ---------
hereby (A) consent to (i) the Elysium Equity Investment Transactions, and (ii) the making by Borrower of the Elysium Loan, and (B) waive any provision of the Credit Agreement and the other Loan Papers which prohibits any such Elysium Equity Investment Transaction or the making of such Elysium Loan by Borrower.

     The consents and waivers herein contained in this Section 2 are limited
                                                       ---------
solely to (i) the Elysium Equity Investment Transactions, (ii) the making by Borrower of the Elysium Loan, and (iii) the applicable provisions of the Credit Agreement which prohibit such transactions. Nothing contained herein shall be deemed (a) a consent to any action other than the Elysium Equity Investment Transactions and the making of the Elysium Loan, or (b) a waiver of any provision of the Credit Agreement or any other Loan Papers except to the extent such provision prohibits any such Elysium Equity Investment Transaction or the making of the Elysium Loan.

     SECTION 3.     Borrowing Base.  Borrower, Administrative Agent and each
     ---------      --------------
Bank agree that the Borrowing Base in effect for the period from and after November 1, 2000 until the next Determination thereafter shall be $200,000,000. Borrower, Administrative Agent and each Bank agree that the Determination provided for in this Section 3 shall not be construed to be a Special
                     ---------
Determination for purposes of Section 5.3 of the Credit Agreement.

     SECTION 4.     Conditions Precedent.  The effectiveness of (a) the
     ----------     --------------------
amendments to the Credit Agreement contained in Section 1 hereof, (b) the
                                                ---------
consents and waivers contained in Section 2 hereof, and (c) the increase in the
                                  ---------
Borrowing Base contained in Section 3 hereof is subject to the satisfaction of
                            ---------
each of the following conditions precedent.

     4.1. Closing Deliveries  Administrative Agent shall have received each of
          ------------------
the following documents, instruments and agreements, each of which shall be in form and substance and executed in such counterparts as shall be acceptable to Administrative Agent and each Bank:

          (a) on or prior to December 15, 2000, the Collateral Assignment of Loan duly executed and delivered by Borrower and Elysium, together with such other assignments, conveyances, amendments, agreements and other writings including, without limitation, UCC-1 financing statements, in form and substance satisfactory to Administrative Agent;

          (b) a copy of the articles or certificate of incorporation, certificate of limited partnership, articles of organization or comparable charter documents, and all amendments thereto, of each Company accompanied by a certificate that such copy is true, correct and complete, and dated within ten (10) days of the Effective Date (or within such other period as acceptable to Administrative Agent), issued by the appropriate governmental authority of the jurisdiction of incorporation or organization of each Company, and accompanied by a certificate of the Secretary or comparable Authorized Officer of each Company that such copy is true, correct and complete on the Effective Date;

          (c) a copy of the bylaws, partnership agreement, regulations, operating agreement or comparable charter documents, and all amendments thereto, of each Company accompanied by a certificate of the Secretary or comparable Authorized Officer of each Company that such copy is true, correct and complete as of the Effective Date;

          (d) certain certificates and other documents issued by the appropriate governmental authorities of such jurisdictions as Administrative Agent has requested relating to the existence of each Company and to the effect that each Company is in good standing with respect to the payment of franchise and similar Taxes and is duly qualified to transact business in such jurisdictions;

          (e) a certificate of incumbency of all officers of each Company who will be authorized to execute or attest to any Loan Paper, dated the Effective Date;

          (f) copies of resolutions or comparable authorizations approving the Loan Papers and authorizing the transactions contemplated by this Fourth Amendment and the other Loan Papers, duly adopted by the Board of Directors or comparable authority of each Company accompanied by certificates of the Secretary or comparable officer of each Company that such copies are true and correct copies of resolutions duly adopted at a meeting of or (if permitted by applicable law and, if required by such law, by the bylaws or other charter documents of such Company) by the unanimous written consent of the Board of Directors of each Company, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or revoked in any respect, and are in full force and effect as of the Effective Date;

          (g) an opinion of counsel for Borrower, dated the Effective Date, favorably opining as to the enforceability of this Fourth Amendment and each of the other Loan Papers and otherwise in form and substance satisfactory to Administrative Agent;

          (h) a certificate signed by an Authorized Officer of Borrower stating that (after giving effect to this Fourth Amendment, the Elysium Equity Investment Transactions and the making of the Elysium Loan), (i) the representations and warranties contained in this Fourth Amendment and the other Loan Papers are true and correct in all respects, (ii) no Default of Event of Default has occurred and is continuing, and (iii) all conditions set forth in Section 7.1 and Section 7.2 of the Credit Agreement have been satisfied;

          (i) on or prior to December 1, 2000, a copy of each of the Elysium Equity Investment Documents and the Elysium Loan Documents accompanied by a certificate executed by an Authorized Officer of Borrower certifying that (i) such copies are accurate and complete and represent the complete understanding and agreement of the parties thereto, (ii) no material right or obligation of any party thereto has been modified, amended or waived, and (iii) subject only to funding of a Borrowing to be made under the Credit Agreement, the Elysium Equity Investment Transactions and the making of the Elysium Loan have been (or will be) consummated on the terms set forth in the Elysium Equity Investment Documents and the Elysium Loan Documents; and

          (j) such other documents, instruments, agreements and actions as may reasonably be required by Administrative Agent and any Bank.

     4.2. Closing Transactions.  Subject only to disbursement and application
          --------------------
of a Borrowing, the Elysium Equity Investment Transactions and the making of the Elysium Loan shall have occurred (or Administrative Agent shall be satisfied that such transactions will occur simultaneously therewith).

     4.3. Fees and Expenses.  Borrower shall have paid all reasonable fees and
          -----------------
expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fourth Amendment and all related documents.

     4.4. Other Fees.  Borrower shall have paid to Administrative Agent for
          ----------
the ratable benefit of each Bank, and shall have paid to Administrative Agent (for its own account), such fees and other amounts as Borrower shall be required to pay to Administrative Agent pursuant to any separate agreement between Borrower and Administrative Agent in connection with this Fourth Amendment.

     SECTION 5.  Representations and Warranties of Borrower.  To induce the
     ---------   ------------------------------------------
Banks and Administrative Agent to enter into this Fourth Amendment, Borrower hereby represents and warrants to Administrative Agent and the Banks as follows:

     5.1. Credit Agreement.  Each representation and warranty of the Companies
          ----------------
contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof, and will be true and correct after giving effect to the Elysium Equity Investment Transactions and the making of the Elysium Loan.

     5.2. Authorization.  The execution, delivery and performance by Borrower of
          -------------
this Fourth Amendment are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or Material Agreement binding upon any Company or result in the creation or imposition of any Lien upon any of the assets of any Company other than the Liens securing the Obligations.

     5.3. Binding Effect.  This Fourth Amendment constitutes the valid and
          --------------
binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

     5.4. No Defenses.  Borrower has no defenses to payment, counterclaim or
          -----------
rights of set-off with respect to the Obligations existing on the date hereof.

     SECTION 6.     Miscellaneous;
                    ---------------

     6.1. Reaffirmation of Loan Papers; Extension of Liens.  Any and all of the
          ------------------------------------------------
terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Borrower hereby extends the Liens securing the Obligations until the Obligations have been paid in full or are specifically released by Administrative Agent and Banks prior thereto, and agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the Obligations or the Liens securing payment and performance thereof.

     6.2. Parties in Interest.  All of the terms and provisions of this Fourth
          -------------------
Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     6.3. Legal Expenses.  Borrower hereby agrees to pay on demand all
          --------------
reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fourth Amendment and all related documents.

     6.4. Counterparts.  This Fourth Amendment may be executed in counterparts,
          ------------
and all parties need not execute the same counterpart; however, no party shall be bound by this Fourth Amendment until Borrower and all Banks have executed a counterpart hereof. Facsimiles shall be effective as originals.

     6.5. Complete Agreement.  THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND
          ------------------
THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF.

     6.6. Headings.  The headings, captions and arrangements used in this Fourth
          --------
Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fourth Amendment, nor affect the meaning thereof.

     6.7. Release of Lien.   Upon the refinancing in full of the Elysium
          ---------------
Loan, Administrative Agent shall be authorized, without any other action or consent on the part of any Bank, to execute and deliver releases of the Liens evidenced by, and granted in connection with, the Collateral Assignment of Loan and related documents.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

                            [Signature Pages Follow]

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, BY AND AMONG PATINA OIL & GAS CORPORATION, AS BORROWER, THE FINANCIAL INSTITUTIONS PARTIES THERETO, AS BANKS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT.

                            PATINA OIL & GAS CORPORATION


                            By: /s/  David J. Kornder
                               --------------------------------
                               David J. Kornder, Vice President and Chief
                               Financial Officer

                               [Signature Page]

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, BY AND AMONG PATINA OIL & GAS CORPORATION, AS BORROWER, THE FINANCIAL INSTITUTIONS PARTIES THERETO, AS BANKS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT.

                                    THE CHASE MANHATTAN BANK, successor-
                                    by-merger to Chase Bank of Texas, National
                                    Association, as Administrative Agent


                                    By:      /s/ Robert C. Mertensotto
                                        ----------------------------------------
                                    Name:    Robert C. Mertensotto
                                         ---------------------------------------
                                    Title:   Managing Director
                                          --------------------------------------


                                    THE CHASE MANHATTAN BANK, successor-
                                    by-merger to Chase Bank of Texas, National
                                    Association, as a Bank



                                    By:      /s/ Robert C. Mertensotto
                                       -----------------------------------------
                                    Name:    Robert C. Mertensotto
                                         ---------------------------------------
                                    Title:   Managing Director
                                          --------------------------------------

                               [Signature Page]

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, BY AND AMONG PATINA OIL & GAS CORPORATION, AS BORROWER, THE FINANCIAL INSTITUTIONS PARTIES THERETO, AS BANKS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT.

                              BANK OF AMERICA, N.A., as a Bank


                              By:       /s/ J. Scott Fowler
                                   -----------------------------------------
                                        J. Scott Fowler, Managing Director

                               [Signature Page]

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, BY AND AMONG PATINA OIL & GAS CORPORATION, AS BORROWER, THE FINANCIAL INSTITUTIONS PARTIES THERETO, AS BANKS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT.

                                        BANK ONE, NA (MAIN OFFICE - CHICAGO),
                                        as a Bank (FORMERLY KNOWN AS THE FIRST
                                        NATIONAL BANK OF CHICAGO)


                                        By:        /s/ Kurt Stoeber
                                           -------------------------------------
                                        Name:      Kurt Stoeber
                                             -----------------------------------
                                        Title:     Corporate Banking Officer
                                              ----------------------------------

                               [Signature Page]

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, BY AND AMONG PATINA OIL & GAS CORPORATION, AS BORROWER, THE FINANCIAL INSTITUTIONS PARTIES THERETO, AS BANKS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT.

                              BANKERS TRUST COMPANY, as a Bank


                              By:        /s/ Marcus M. Tarkington
                                 ------------------------------------------
                              Name:      Marcus M. Tarkington
                                   ----------------------------------------
                              Title:     Director
                                    ---------------------------------------

                               [Signature Page]

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, BY AND AMONG PATINA OIL & GAS CORPORATION, AS BORROWER, THE FINANCIAL INSTITUTIONS PARTIES THERETO, AS BANKS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT.

                                   CREDIT LYONNAIS NEW YORK BRANCH

                                   By:       /s/ Phillip Spectrum
                                      ------------------------------------------
                                   Name:     Phillip Spectrum
                                        ----------------------------------------
                                   Title:    Senior Vice President
                                         ---------------------------------------

                               [Signature Page]

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, BY AND AMONG PATINA OIL & GAS CORPORATION, AS BORROWER, THE FINANCIAL INSTITUTIONS PARTIES THERETO, AS BANKS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT.

                                        FIRST UNION NATIONAL BANK


                                        By:        /s/ Robert R. Wetteroff
                                           -------------------------------------
                                        Name:      Robert R. Wetteroff
                                             -----------------------------------
                                        Title:     Senior Vice President
                                              ----------------------------------

                               [Signature Page]

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, BY AND AMONG PATINA OIL & GAS CORPORATION, AS BORROWER, THE FINANCIAL INSTITUTIONS PARTIES THERETO, AS BANKS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT.

                                        WELLS FARGO BANK, N.A.


                                        By:      /s/ Todd Stornetta
                                           -------------------------------------
                                        Name:    Todd Stornetta
                                             -----------------------------------
                                        Title:    Vice President
                                              ----------------------------------

                               [Signature Page]